EXHIBIT 10.5
                                                                    ------------

Amount:  $176,128.12                                        Date:  _____________


                                 PROMISSORY NOTE
                                 ---------------

     FOR VALUE RECEIVED, intending to be legally bound, the undersigned, Spectrum Sciences & Software, Inc., 91 Hill Avenue, Ft. Walton Beach, Florida 32548, and its successors and assigns (collectively "Maker"), promises to pay to Washington Group International, Inc., 96167 Collections Center Drive, Chicago, Illinois 60693 ("Payee"), at Payee's offices in Chicago, Illinois, the principal amount of One-hundred seventy six thousand, one hundred twenty eight dollars and 12 cents ($176,128.12) ("Principal Amount") on the following terms and conditions:

     1.     Maker  shall  pay  Payee  in  accordance  with the Schedule attached
hereto  as  Exhibit  "A".   Each payment is due and owing on or before the first
day  of  each  month  identified  on  Exhibit  "A".

     2. Interest shall accrue on the unpaid balance of the Principal Amount at the rate of 12%, as set forth more fully in Exhibit "A".

     3. Payee agrees that unless there is an Event of Default (as defined below), Payee will not take any legal action against Maker to collect the Principal Amount or interest

     4. Upon an Event of Default the entire unpaid Principal Amount, less amounts already paid under this Promissory Note, shall be immediately due (without notice) and interest shall thereafter accrue on the unpaid Principal Amount at the rate of 18% per annum until all amounts due hereunder are satisfied, both before and after the entry of any judgment against Payee.

     5. Maker may at any time pre-pay the entire unpaid Principal Amount and interest or any part thereof without penalty.

     6. Each of the following shall constitute an Event of Default under this Promissory Note:

          (a) The failure of Maker to pay an installment of principal, interest, or other amounts on the due date for such payment.

          (b) The institution by either Maker of any proceeding under any federal or state bankruptcy or insolvency law for the purpose of obtaining an adjudication that the Maker is bankrupt or insolvent or otherwise obtaining relief from the debts of the Maker, or the failure of the Maker to produce the dismissal within sixty (60) days of any involuntary proceeding brought against it under any federal or state bankruptcy or insolvency law;


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          (c)     The  adjudication of the Maker as bankrupt or insolvent or the appointment of a trustee or receiver for all or any portion of the assets and property of the Maker;

          (d) Any general assignment by the Maker for the benefit of creditors;
          (e) If custody or control of any part of the property of the Maker shall be assumed by any governmental agency or any court of competent jurisdiction through a receiver or otherwise, or if any action shall take place or event occur, the effect of which would be to materially adversely affect the property or financial operations of either Maker;

          (f) If any representation made by either Maker in this Promissory Note shall be false or misleading in any material respect; or

          (g) The transfer of substantially all of the assets of the Maker or the dissolution, liquidation or cessation of a material segment of the business/financial operations of either Maker shall occur.

     7. Maker hereby waives any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, and agree that such property may be sold to satisfy any judgment entered on this Promissory Note, in whole or in part and in such order as Payee shall designate.

     8. Maker hereby waives presentation, demand, protest and notice of nonpayment in connection with this Promissory Note. The granting, with or without notice, of any extension of time for the payment of any amount due under this Promissory Note or for the performance of any covenant, condition or agreement contained herein, or for the taking or release of other or additional security, shall not release or discharge the liability of Maker for payment of this Promissory Note.

     9. In addition to any outstanding interest and principal due hereunder, Maker hereby unconditionally agrees to pay Payee, on demand, all costs and expenses which it incurs in enforcing or attempting to enforce its rights under this Promissory Note or any instrument or document securing the obligations owed hereunder, including without limitation, all attorneys' fees and costs in connection therewith.

     10. Maker represents and warrants to Payee that (i) Maker has the power to execute, deliver and carry out the terms of this Promissory Note, (ii) Maker possesses sufficient funds and financial abilities to satisfy this Promissory Note, and that it has no knowledge or reason to know of any fact or circumstance which would or might render it unable to pay the sums due hereunder, (iii) the execution, delivery and performance of the obligations herein do not conflict with, cause a default under, or violate any provision of law, regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau or agency, or any agreement, or charter document, by-law or other arrangement, and (iv) no consent or notice is required of anyone in connection with the signing of this Promissory Note and performance of the terms hereof and thereof, as applicable.


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                             CONFESSION OF JUDGMENT
                             ----------------------

     UPON AN EVENT OF DEFAULT HEREUNDER, MAKER HEREBY IRRE-VOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OR ANY SIMILAR OFFICIAL IN A JURISDICTION OF COMPETENT JURISDICTION, AT ANY TIME, TO APPEAR FOR MAKER AND TO CONFESS JUDGMENT AGAINST MAKER AND IN FAVOR OF PAYEE FOR THE ENTIRE UNPAID AMOUNT DUE UNDER THIS NOTE, TOGETHER WITH INTEREST, COSTS OF SUIT AND ATTORNEYS' FEES IN AN AMOUNT EQUAL TO 15% OF THE UNPAID BALANCE OF THE SAME OR $10,000.00, WHICHEVER IS GREATER, WITHOUT STAY OF EXECUTION AND, FOR SO DOING, A COPY OF THIS NOTE, DULY VERIFIED, SHALL BE A SUFFICIENT WARRANT, AND IT SHALL NOT BE NECESSARY TO FILE OR PRODUCE THE ORIGINAL HEREOF. TO THE EXTENT PERMITTED BY LAW, MAKER RELEASES ALL ERRORS IN SUCH PROCEEDINGS. THE FOREGOING WARRANT OF ATTORNEY SHALL NOT BE EX-HAUSTED BY ANY SINGLE EXERCISE THEREOF, BUT MAY BE EXERCISED AS OFTEN AS PAYEE SHALL DEEM NECESSARY, AND IF ANY EXERCISE OR ATTEMPTED EXERCISE OF SUCH WARRANT SHALL BE HELD INVALID BY ANY COURT, SUCH HOLDING SHALL NOT BE DEEMED TO PREVENT THE EXERCISE OF SUCH WARRANT ON ANY OTHER OCCASION. MAKER COVENANTS NOT TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF SAID WARRANT OR JUDGMENT. MAKER FURTHER ACKNOWL-EDGES THAT IT UNDERSTANDS THAT UPON THE ENTRY OF THE CON-FESSED JUDGMENT, PAYEE MAY CAUSE MAKER'S PROPERTY TO BE SEIZED TO THE EXTENT PERMITTED BY APPLICABLE LAW IN ORDER TO SATISFY THE JUDG-MENT. MAKER FURTHER ACKNOWLEDGES AND REPRESENTS THAT IT HAS AGREED TO THIS WARRANT OF ATTORNEY KNOWINGLY AND VOLUN-TARILY, WITH THE OPPOR-TUNITY TO SEEK ADVICE OF COUNSEL. THE RIGHT TO CONFESS JUDGMENT AS SET FORTH HEREIN SHALL BE IN ADDITION TO ALL OTHER REMEDIES PRO-VIDED BY LAW.

     MAKER REPRESENTS TO PAYEE THAT THE DEBT WHICH IS EVIDENCED BY THIS NOTE IS FOR A BUSINESS PURPOSE AND IS NOT A DEBT RELATING TO PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR A CONSUMER CREDIT TRANSACTION.
                                                                    Initials____

11. This Promissory Note shall be binding upon Maker and its successors and assigns, and shall inure to the benefit of Payee, and its successors and assigns. This Promissory Note shall be governed by and construed in accordance with the laws of the State of Illinois, and Maker hereby expressly consents to the jurisdiction of the federal and state courts of the State of Illinois with respect to any action which Payee may choose to bring against it under this Promissory Note; provided, however, that nothing contained herein shall be deemed to restrict the right of Payee to commence an action against Maker in any court of any other county or in any other state or any other country having appropriate jurisdiction or venue.


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12.     Should  any  part  of  this  Promissory  Note  be  adjudged  invalid  or unenforceable,  the  remainder  shall  not  be  affected  thereby.

     IN WITNESS WHEREOF, Maker has EXECUTED THIS Promissory Note, intending to be legally bound thereby, as of the day and year first set forth above.


                                                      MAKER: SPECTRUM SCIENCES
                                                             & SOFTWARE, INC.

Witness:

By:  __________________                  By:  __________________________  (SEAL)

                                      Title:  _________________



Address  of  Spectrum  Sciences  &  Software,  Inc.  :

________________________________

________________________________

________________________________


                                                      PAYEE: WASHINGTON GROUP
                                                             INTERNATIONAL, INC.

Witness:

By:  __________________                  By:  __________________________  (SEAL)

                                      Title:  _________________

Address  of  Washington  Group  International,  Inc.:

________________________________

________________________________

________________________________


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